CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, Robert J. Christian, President & Chief Executive Officer of Wilmington Low Volatility Fund of Funds (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    August 31, 2004          /s/ Robert J. Christian
     ----------------------       ----------------------------------------------
                                  Robert J. Christian, President &
                                  Chief Executive Officer
                                  (chief executive officer)


I, John R. Giles, Vice President & Chief Financial Officer of Wilmington Low Volatility Fund of Funds (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    August 31, 2004          /s/ John R. Giles
     ----------------------       ----------------------------------------------
                                  John R. Giles, Vice President &
                                  Chief Financial Officer
                                  (chief financial officer)